Exhibit 99.1

NYSE EURONEXT BOARD OF DIRECTORS UNANIMOUSLY REAFFIRMS STRONG COMMITMENT TO AGREED DEUTSCHE BOERSE COMBINATION

Rejects Unsolicited Proposal from Nasdaq and IntercontinentalExchange as Strategically Unattractive, With Unacceptable Execution Risk

NEW YORK, April 10, 2011 – NYSE Euronext (NYSE: NYX) announced today that its Board of Directors, consistent with its fiduciary duties and advised by its independent financial and legal advisors, has unanimously reaffirmed the previously announced combination agreement with Deutsche Boerse AG (XETRA:DB1) and rejected the unsolicited and highly conditional proposal by NASDAQ OMX Group, Inc. (Nasdaq: NDAQ) and IntercontinentalExchange, Inc. (NYSE: ICE) to break up NYSE Euronext.

The NYSE Euronext/Deutsche Boerse combination is consistent with the long-term strategy adopted by the NYSE Euronext Board of Directors in 2009, a strategy that the company has regularly reaffirmed and been successfully executing. The combination with Deutsche Boerse will position the combined company to be the leading global exchange operator and create substantially more long-term value for shareholders, and is significantly more likely to close.

Speaking on behalf of the Board, NYSE Euronext Chairman Jan-Michiel Hessels said:

“Breaking up NYSE Euronext, burdening the pieces with high levels of debt, and destroying its invaluable human capital, would be a strategic mistake in terms of where the global markets are going, and is clearly not in the best interests of our shareholders. The highly conditional breakup proposal from Nasdaq/ICE would also require shareholders to shoulder unacceptable execution risk.

“We are confident that the combination with Deutsche Boerse will create compelling value for our shareholders. With Deutsche Boerse, we are committed to creating the world’s premier exchange group – a geographically diverse business, with strengths in multiple asset classes across the spectrum of capital markets services. The new company will fundamentally change the global exchange industry, establishing a world leader in both derivatives and risk management and the premier global venue for capital-raising.”

As previously announced, the combination of NYSE Euronext and Deutsche Boerse will create:

• the world leader in derivatives and risk management, with more than 18 million contracts traded per day, and the only clearing house offering real-time position monitoring;

  the world’s leading cash exchange, including the world’s largest, most iconic capital- raising venue with a combined market capitalization of domestic listed issuers larger than the next four exchange groups combined;
  the leading exchange provider of technology services and information content, a high- growth technologies and market data services business and the globally renowned STOXX index franchise; and
  the global pioneer in international post-trade infrastructure and settlement with a broad international revenue base, and significant partnerships in Asia and Latin America.

Mr. Hessels continued: “The combination will be financially powerful, with a strong balance sheet, a world-class management team and an executable strategy -- one perfectly positioned for strategic expansion at a critical juncture in the industry’s global development. The scale and strength of the business will deliver substantial operational and capital savings for clients, along with product innovation and an enhanced range of technology services and market data solutions that will help clients succeed in the rapidly changing global marketplace.”

NYSE Euronext’s financial advisers are Perella Weinberg Partners, BNP Paribas, Goldman, Sachs and Co., and Morgan Stanley & Co., Inc. Its legal advisers are Wachtell, Lipton, Rosen & Katz, Stibbe N.V. and Milbank, Tweed, Hadley & McCloy LLP.

About NYSE Euronext

NYSE Euronext (NYX) is a leading global operator of financial markets and provider of innovative trading technologies. The company's exchanges in Europe and the United States trade equities, futures, options, fixed-income and exchange-traded products. With approximately 8,000 listed issues (excluding European Structured Products), NYSE Euronext's equities markets – the New York Stock Exchange, NYSE Euronext, NYSE Amex, NYSE Alternext and NYSE Arca –represent one-third of the world's equities trading, the most liquidity of any global exchange group. NYSE Euronext also operates NYSE Liffe, one of the leading European derivatives businesses and the world's second-largest derivatives business by value of trading. The company offers comprehensive commercial technology, connectivity and market data products and services through NYSE Technologies. NYSE Euronext is in the S&P 500 index, and is the only exchange operator in the Fortune 500. For more information, please visit: http://www.nyx.com.

Contacts:
Robert J. Rendine	+	1.212.656.2180
Rich Adamonis	+	1.212.656.2140

George Sard/Paul Verbinnen	+	1.212.687.8080

Safe Harbour Statement

NYSE Euronext is party to a proposed business combination transaction with Deutsche Boerse AG. In connection with the proposed business combination transaction, Alpha Beta Netherlands Holding N.V. (“Holding”), a newly formed holding company, has filed a Registration Statement on Form F-4 with the U.S. Securities and Exchange Commission (“SEC”) that includes (1) a draft proxy statement of NYSE Euronext that will also constitute a prospectus for Holding and

(2) a draft offering prospectus of Holding to be used in connection with Holding’s offer to acquire Deutsche Boerse AG shares held by U.S. holders. When finalized, NYSE Euronext will mail the proxy statement/prospectus to its stockholders in connection with the vote to approve the merger of NYSE Euronext and a wholly owned subsidiary of Holding, and Holding will mail the offering prospectus to Deutsche Boerse AG shareholders in the United States in connection with Holding’s offer to acquire all of the outstanding shares of Deutsche Boerse AG. NYSE Euronext and Deutsche Boerse AG also expect that Holding will file an offer document with the German Federal Financial Supervisory Authority (Bundesanstalt fuer Finanzdienstleistungsaufsicht) (“BaFin”).

Investors and security holders are urged to read the proxy statement/prospectus and the offer document regarding the proposed business combination transaction if and when they become available because they will contain important information. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other related documents filed by NYSE Euronext and Holding with the SEC on the SEC’s Web site at www.sec.gov. The proxy statement/prospectus (if and when it becomes available) and other documents relating thereto may also be obtained for free by accessing NYSE Euronext’s Web site at www.nyse.com and Deutsche Boerse AG’s Web site at www.deutsche-boerse.com. The offer document will be made available at Holding’s Web site at www.global-exchange-operator.com following clearance by the BaFin.

This document is neither an offer to purchase nor a solicitation of an offer to sell shares of Holding, Deutsche Boerse AG or NYSE Euronext. The final terms and further provisions regarding the public offer will be disclosed in the offer document after the publication has been approved by the BaFin and in documents that will be filed with the SEC. Holding reserves the right to deviate in the final terms of the public offer from the basic information described herein. Investors and holders of NYSE Euronext shares and Deutsche Boerse AG shares are strongly encouraged to read the offer document and all documents in connection with the public offer as soon as they are published, since they will contain important information.

No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

This announcement and related materials do not constitute in France an offer for ordinary shares in Alpha Beta Netherlands Holding N.V. The relevant final terms of the proposed business combination transaction will be disclosed in the information documents reviewed by the competent European market authorities.

PARTICIPANTS IN THE SOLICITATION

NYSE Euronext, Deutsche Boerse AG, Holding and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NYSE Euronext stockholders in respect of the proposed business combination transaction. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC if and when they become available.

FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements about NYSE Euronext, Deutsche Boerse AG, Holding, the enlarged group and other persons, which may include statements about the proposed business combination, the likelihood that such transaction could be consummated, the effects of any transaction on the businesses of NYSE Euronext or Deutsche Boerse AG, and other statements that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance and actual results of operations, financial condition and liquidity, and the development of the industries in which NYSE Euronext and Deutsche Boerse AG operate may differ materially from those made in or suggested by the forward-looking statements contained in this document. Any forward-looking statements speak only as at the date of this document. Except as required by applicable law, none of NYSE Euronext, Deutsche Boerse AG or Holding undertakes any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.